                                                                    Exhibit 10.6

                              EMPLOYMENT AGREEMENT

     THIS  EMPLOYMENT  AGREEMENT  (this  "Agreement")  is made  this  1st day of
October,  2004, between QUIGLEY MANUFACTURING INC., a Delaware  corporation,  as employer (hereinafter "Employer"), and DAVID B. DECK (hereinafter "Employee")

                              W I T N E S S E T H:

     WHEREAS,  the Employer agrees to hire and employ Employee  according to the terms and conditions stated herein; and,

     WHEREAS,  the Employee agrees to render Employer services  according to the terms and conditions stated herein;

     NOW,  THEREFORE,  in  consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1. EMPLOYEE'S DUTIES AND TITLE.  Employer hereby employs Employee to render services to  Employer in the title and  capacity  of  President,  with  assigned duties and tasks as specified by Employer's  Board of Directors,  including,  by way of  example  only and  without  limitation:  responsibility  for  Employer's day-to-day  manufacturing  operations  and affairs at the Pharmaloz  facility in
Lebanon,  PA and the Simon Candy facility in  Elizabethtown,  PA. Employee's job description shall be as described on Exhibit "A" attached hereto and made a part hereof.  In no event shall  Employee's job  description or  responsibilities  be materially  changed  without his  consent,  nor shall  Employee be  obligated to relocate  without his consent.  The Employee  hereby accepts such employment for the  period  stated in  Paragraph  2, and  agrees  to  devote  his full time and attention and his best talents and expertise to the duties of employment  hereby accepted by him.

     2.  TERM OF  EMPLOYMENT.  The  term of  Employee's  employment  under  this
Agreement shall commence on the date hereof  ("Commencement  Date") and continue until the close of  business  on December  31,  2006 (the  "Termination  Date"), unless sooner  terminated  pursuant to paragraph 5 of this Agreement;  PROVIDED, however that the term will  automatically  renew on the Termination Date, and on each  subsequent  anniversary of the  Termination  Date (each,  an  "ANNIVERSARY
DATE") for an additional  one-year period unless either party shall give written notice of  non-renewal  to the other not less than  sixty (60) days prior to the
Termination Date or the  then-applicable  Anniversary  Date, in which event this
Agreement shall terminate on the Termination  Date or at the end of the one-year period then in effect.

     3.  COMPENSATION.  As  compensation  to the  Employee  pursuant to services rendered  under this  contract,  the Employer shall pay to Employee and Employee shall accept the following salary, other compensation, and benefits:

          (a)  Employer  shall pay the Employee a base salary at an annual rate, of One Hundred Twenty Five Thousand Dollars ($125,000.00) per year, or such greater amount as the Board of Directors may from time to time determine.

          (b) The  Employee  shall be  entitled to such  bonuses  and  incentive compensation as may be awarded in the discretion of the Board of Directors.

          (c) The Employee shall  receive,  at the  Employer's  expense,  family healthcare coverage through such health insurance plan as is established by
     Employer,  and shall be entitled to  participate  in any  employee  benefit plans established by Employer,  including, without limitation,  pension and profit sharing plans, and savings plans, which are generally  applicable to the  Employer's  employees;  provided,  however,  that  (1) the  Employee's receipt of such benefits is pursuant to and determined by the provisions of such plans, and (2) the Employer  reserves the right to modify or eliminate and or all such plans, so long as Employer maintains and/or makes available employee  benefits  comparable to those available to Employee through JOEL,
     Inc. as of July 1, 2004.

          (d) Employee shall be entitled to participate in the stock option plan sponsored by The Quigley Corporation ("TQC") for officers and executives of
     TQC and  Employer,  and TQC's Board  (through its  Compensation  Committee)
     shall make periodic  determinations whether to award options to Employee in accordance with  determinations  made by such Committee regarding similarly situated officers.

     4. VACATION BENEFITS; EXPENSE REIMBURSEMENT.

          (a) The Employee  shall be entitled to six (6) weeks paid  vacation in each calendar  year (pro rated for 2004) during the term of his  employment hereunder.

          (b) The  Employer  shall  reimburse  the Employee  for  necessary  and appropriate  travel and business expenses incurred by Employee on behalf of the Employer

     5. TERMINATION.  Employee's employment under this Agreement shall terminate upon  occurrence of any of the events  described in the following  subparagraphs
(a) through (c):

          (a) In the event of  Employee's  violation of any of the  covenants of
     this  Agreement,   his  employment  shall   automatically  and  immediately
     terminate; PROVIDED, however, that Employer provides Employee with ten (10)
     days' written notice of any such violation, and Employee has failed to cure the violation  within such 10-day period.  No further  payments or benefits whatsoever  shall be due to the  Employee  or any  beneficiary  under  this
     Agreement as of the date of said violation.

          (b) The  Employer may  terminate  the  employment  of the Employee for
     "cause"  at  any  time,  in  which  event  neither  the  Employee  nor  his
     beneficiaries   or  estate  shall  be  entitled  to  any  further  payments hereunder.  For purposes of this  Agreement,  "cause"  shall mean:

               (i) The misappropriation of funds or property of the Employer;

               (ii) Any attempt to obtain  personal  profit from the Employer by actions  that are  adverse to the  interests  of the  Employer;

               (iii) Unreasonable  neglect or refusal to perform duties assigned to him; or

               (iv) Conviction of a felony.

          (c) If the Employee dies during the term of his employment  under this
     Agreement,  his employment shall automatically  terminate, and Employee and his estate and  beneficiaries  shall only be entitled to such benefits,  if any, as are provided under the Employer's  benefit plans in the event of an employee's  death, as well as any compensation due but not paid through the date of death.

     6. COVENANT NOT TO COMPETE. Except as provided in paragraph (b) below:

          (a) Employee agrees, that during the term of his employment under this
     Agreement and for a period of two (2) years thereafter, that:

               (i) He shall not  associate  with,  enter  into the employ of, or render any services to any business  that  competes with Employer or a business  that  conducts  similar  business (as defined  below) to the business of  Employer,  within a  twenty-five  (25) mile radius of the
          Employer's facilities in Lebanon and Elizabethtown, Pennsylvania.

               (ii) He shall not solicit, divert, or induce customers or clients of  Employer to obtain  similar  products  or  services  from  others, including any competitor of the Employer.

               (iii) He shall not acquire any financial interest, other than for full  consideration,  in any  competitor in a similar  business to the business of Employer  (including  any interest in any  publicly-traded entity) that competes with Employer anywhere in the United States.

               "Similar business" as used in the foregoing  subparagraphs  shall
          include,   but  not  be  limited  to,  the  business  of  manufacture, distribution and sale of (a) cold-relief products,  (b) allergy-relief products, and (c) health and nutritional supplements.

          (b) The  provisions  of  paragraphs  (a)(i) - (iii) shall not apply if
     Employee's employment terminates because of a sale, merger,  consolidation, or similar transaction involving the Employer.

     7. CONFIDENTIALITY/SECRECY COVENANTS.

          (a) During the period of his employment hereunder, and for a period of five (5) years thereafter, Employee agrees that he shall not:

               (i) Use,  divulge,  or communicate to anyone,  either orally,  in writing,  or by  electronic  means,  the  names  and/or  addresses  of
          Employer's customers or clients, or the details of any transactions or financial  matters of Employer,  whether or not such  information  was available to Employee during his employment.

               (ii) Use,  divulge or  communicate to anyone,  either orally,  in writing, or by electronic means, any Employer trade secrets,  patents, formulas,  processes,  manufacturing  methods,  or  data  supplied  or available to him in connection with his employment.

          (b)  Employee  agrees  that  all  trade  secrets,  formulas,  patents, processes,  manufacturing  methods, data, documents,  equipment,  property,
     customer  and  supplier  information,   financial  information,  sales  and
     marketing  data,  and other  information  provided  to the  Employee by the
     Employer,  or obtained by the Employee,  in the course of, or in connection with, his employment, are and shall remain the property of the Employer and shall  be  returned  to the  Employer  by  the  Employee  immediately  upon termination  of  Employee's  employment,  and no  copies  or  reproductions thereof in any form shall be retained by Employee.

     8.  INJUNCTIVE  RELIEF.  In the event of a breach by Employee of any of the covenants  contained in paragraphs 6 and 7 of this  Agreement,  Employee  agrees that money damages shall not be an adequate remedy for such breach, and Employer shall, in addition to all other remedies for such breach provided for under this
Agreement or applicable  law, have the right to request  immediate and permanent injunctive  relief to enjoin  and  restrain  such  breach  and any  consequences thereof.

     9. EMPLOYER'S  PROPRIETARY RIGHTS.  Employee agrees that all inventions and products  developed by the Employee during the term of his employment under this
Agreement shall be owned by and be the exclusive property of the Employer.

     10. MISCELLANEOUS.

          (a)  This  Agreement  supersedes  any  and  all  prior  agreements  or understandings,  oral or written,  with  respect to the  employment  of the
     Employee with the Employer. This Agreement may not be altered or terminated orally,  and  shall be  modified  only by a  subsequent  written  Agreement executed by both the Employee and the Employer.

          (b) This  Agreement  shall be governed by and  construed in accordance with the laws of the Commonwealth of Pennsylvania.

          (c) This  Agreement  shall be  binding  upon  and  shall  inure to the benefit of the Employer and its successors and assigns; PROVIDED,  however, that  Employer  shall  not  assign  or  transfer  (by  operation  of law or otherwise)  this  Agreement  without the express prior  written  consent of
     Employee.  This  Agreement  shall be  binding  upon and shall  inure to the benefit of the Employee, his heirs, executors and personal representatives, and shall not be  assigned by the  Employee  and any  attempted  assignment shall be in violation of this Agreement and shall be null

     and void.

          (d) Whenever  possible,  each  provisions of this  Agreement  shall be interpreted in such a manner as to make all provisions effective and valid;
     but, if any provision in this  Agreement is held to be invalid,  illegal or unenforceable,  such provision will be ineffective without invalidating the remainder of this Agreement.

          (e) All notices,  demands or other communications,  shall be delivered to the Employer or Employee at the following addresses which may be changed from time to time by either party within thirty (30) days' written  notice:

     To the Employer:

                Guy J. Quigley,  President/CEO
                The Quigley Corporation 621
                Shady Retreat Road P.O. Box 1349
                Doylestown, PA 18901

     To the Employee:

                David B. Deck
                31 North Spruce Street
                P.O. Box 488
                Elizabethtown, PA  17022

          (f) All rights and remedies  granted to the Employer  hereunder  shall not be  exclusive,  but shall be in  addition  to all rights  and  remedies available to the Employer at law or in equity.

          (g) Unless otherwise specifically defined within this Agreement, words and phrases  shall be construed and  interpreted  according to their common usage and meaning.  Headings and titles are for reference purposes only and are not to be construed as part of this Agreement.

     IN WITNESS WHEREOF,  the Employer,  by its authorized  representative,  and
Employee have caused this  Agreement to be executed and made,  all as of the day and year first written above.

                                            Quigley Manufacturing, Inc.

                                            By: /s/ George J. Longo
                                               ---------------------------------
                                               George J. Longo, V.P.

                                            /s/ David B. Deck
                                            ------------------------------------
                                            David B. Deck ("Employee")

THE QUIGLEY  CORPORATION hereby  unconditionally  and irrevocably  guarantees to
Employee the full and punctual  payment and performance of all obligations  when due of Employer under this Employment Agreement.

                                            THE QUIGLEY CORPORATION

                                            By: /s/ Guy J. Quigley
                                               ---------------------------------
                                               Guy J. Quigley, President

                                  Exhibit "A"

                     SUMMARY JOB DESCRIPTION FOR PRESIDENT

Essential duties and responsibilities of the President's job is to:
     1.   Establish current and long term objectives, plans and policies subject to approval by the Board of Directors;
     2.   Supervise those employees who report directly to the President and, at minimum, performs annual performance evaluations of those employees;
     3.   Final decision-maker regarding hiring and firing of employees;
     4.   Dispense advice,  guidance,  direction, and authorization to carry out major plans and procedures  consistent with  established  policies and
          Board approval;
     5.   Oversee organization's financial structure;
     6.   Review  operating  results  of the  organization,  comparing  them  to established objectives, and takes steps to help correct unsatisfactory results;
     7.   Establishes  and  maintains  an  effective  system  of  communications throughout the organization;
     8.   Represent  the  organization  with  major  customers,   the  financial
          community, major suppliers, and the public;
     9.   Plus such other duties as directed by the Board of Directors.